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                                                                    Exhibit 23-1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 5, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements (File No.'s 333-93053 and 333-52588) on Form S-8.

San Jose, California
March 27, 2002